SUPPLEMENT

DATED JANUARY 3, 2011 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2010, AS AMENDED AND RESTATED MAY 28, 2010

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

The above referenced SAI is revised as follows:

At a meeting held on November 4, 2010, the Board of Directors of The Hartford Mutual Funds, Inc. approved an increase of the sub-advisory fee schedule for The Hartford MidCap Fund at the last breakpoint.  This change is effective January 1, 2011.

Accordingly, the sub-advisory fee table in the section titled “INVESTMENT MANAGEMENT ARRANGEMENTS — SUB-ADVISORY/INVESTMENT SERVICES FEES” of your SAI is replaced with the following:

The Hartford MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.4000%
Next $100 million	0.3000%
Amount Over $150 million	0.2500%

This Supplement should be retained with your SAI for future reference.